50 Minuteman Road, Andover, Massachusetts 01810 USA | +1 (978) 256-1300 | www.mrcy.com | twitter: @MRCY //// Mercury Appoints Senior Vice President of Operations, Completes Second Phase of Organizational Restructuring ANDOVER, Mass. – June 18, 2024 – Mercury Systems, Inc. (NASDAQ: MRCY, www.mrcy.com), a technology company that delivers mission-critical processing power to the edge, today announced the appointment of Tod Brindlinger as Senior Vice President of Operations, effective June 10, 2024. The company also announced the completion of the second phase of an organizational restructuring that began in January to improve performance and accelerate growth by consolidating and simplifying its operations. Reporting to Chief Operating Officer Roger Wells, Brindlinger is responsible for the company’s global manufacturing, facilities, and supply chain. He has more than 30 years of leadership experience in business development, operations, engineering, supply chain, and quality roles, most recently serving as Vice President of Global Operations, Quality, and Supply Chain in L3Harris Technologies’ Commercial Aerospace Sector. Brindlinger previously held executive positions at Paradigm Precision, Ducommun, and United Technologies Corporation. “I am exceptionally pleased for Tod Brindlinger to join the Mercury Leadership Team, rounding out a series of significant changes to further integrate and align our business,” said Roger Wells. “His leadership will be instrumental in our ongoing efforts to eliminate silos in our critical functions, improve the quality and timeliness of the mission-critical products and solutions we deliver to our customers, and drive operational performance that will contribute meaningfully to our financial results.” In January, Mercury announced a strategic reorganization of its business to streamline and simplify its operations, consolidating two divisions into a single integrated structure that unified all lines of business and matrixed business functions under the Chief Operating Officer. As part of this reorganization, the company realigned its U.S.-based businesses into two product-oriented business units – Signal Technologies and Processing Technologies – and a third business unit focused on more comprehensive solutions – Integrated Processing Solutions; the Engineering, Operations, and Mission Assurance functions were centralized; and an Advanced Concepts group was stood up to focus on driving innovation and strategic growth pursuits. As the second phase of strategic reorganization concludes, the company has identified cost reductions and other efficiencies of approximately $15 million, a portion of which is expected to be reinvested in the business with the remainder supporting improved profitability and operating leverage for the company’s 2025 fiscal year. “As we have previously discussed, we are driving integration across the business to align with our strategy,” said Bill Ballhaus, Mercury’s Chairman and CEO. “This announcement reflects further progress in our integration to unlock the functional efficiencies and growth potential of the businesses that we have acquired over time. As we enter fiscal year 2025 having made significant progress against the transient challenges in the business, our structure is now better optimized to innovate and advance our processing

50 Minuteman Road, Andover, Massachusetts 01810 USA | +1 (978) 256-1300 | www.mrcy.com | twitter: @MRCY //// platform, expand our content across A&D platforms, and deliver uncompromising performance for all of our stakeholders.” Mercury Systems – Innovation that matters® Mercury Systems is a technology company that delivers mission-critical processing power to the edge, making advanced technologies profoundly more accessible for today’s most challenging aerospace and defense missions. The Mercury Processing Platform allows customers to tap into innovative capabilities from silicon to system scale, turning data into decisions on timelines that matter. Mercury’s products and solutions are deployed in more than 300 programs and across 35 countries, enabling a broad range of applications in mission computing, sensor processing, command and control, and communications. Mercury is headquartered in Andover, Massachusetts, and has 24 locations worldwide. To learn more, visit mrcy.com. (Nasdaq: MRCY) Forward-Looking Safe Harbor Statement This press release contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to the Company's focus on enhanced execution of the Company's strategic plan under a refreshed Board and leadership team. You can identify these statements by the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of any U.S. federal government shutdown or extended continuing resolution, effects of geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in or cost increases related to completing development, engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. government’s interpretation of, federal export control or procurement rules and regulations, changes in, or in the interpretation or enforcement of, environmental rules and regulations, market acceptance of the Company's products, shortages in or delays in receiving components, supply chain delays or volatility for critical components such as semiconductors, production delays or unanticipated expenses including due to quality issues or manufacturing execution issues, capacity underutilization, increases in scrap or inventory write-offs, failure to achieve or maintain manufacturing quality certifications, such as AS9100, the impact of supply chain disruption, inflation and labor shortages, among other things, on program execution and the resulting effect on customer satisfaction, inability to fully realize the expected benefits from acquisitions, restructurings, and operational efficiency initiatives or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, effects of shareholder activism, increases in interest rates, changes to industrial security and cyber-security regulations and requirements and impacts from any cyber or insider threat events, changes in tax rates or tax regulations, such as the deductibility of internal research and development, changes to interest rate swaps or other cash flow hedging arrangements, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, litigation, including the dispute arising with the former CEO over his resignation, unanticipated costs under fixed-price service and

50 Minuteman Road, Andover, Massachusetts 01810 USA | +1 (978) 256-1300 | www.mrcy.com | twitter: @MRCY //// system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2023 and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward looking statement to reflect events or circumstances after the date on which such statement is made. INVESTOR CONTACT Nelson Erickson Senior Vice President, Strategy and Corporate Development Nelson.Erickson@mrcy.com MEDIA CONTACT Turner Brinton Senior Director, Corporate Communications Turner.Brinton@mrcy.com